Exhibit 99.1
1
TEXAS INDUSTRIES, INC.
INVESTOR PRESENTATION
DAVENPORT & COMPANY
INFRASTRUCTURE AND BASIC INDUSTRY CONFERENCE
MARCH 4, 2010

FORWARD-LOOKING STATEMENT
Certain statements contained in this presentation are “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on Texas Industries’ business; changes in economic conditions specific to any one or more of Texas Industries’ markets; the cyclical and seasonal nature of
Texas Industries’ business; the level of construction activity in Texas Industries’
markets; changes in demand; abnormal periods of inclement weather; unexpected periods of equipment downtime; changes in costs of raw materials, fuel and energy;
changes in the cost or availability of transportation; unexpected operational difficulties; changes in interest rates; the timing and amount of federal, state and local funding for infrastructure; delays in announced capacity expansions; ongoing volatility and uncertainty in the capital or credit markets; the impact of environmental laws, regulations and claims, and changes in governmental and public policy; and other risks and uncertainties described in Texas Industries’ reports on SEC Forms 10-K, 10-
Q and 8-K. Forward-looking statements speak only as of the date hereof, and Texas
Industries assumes no obligation to publicly update such statements.

A BUILDING MATERIALS COMPANY
♦ Cement, Aggregate and Concrete
♦ Used in all types of construction
♦ Cement accounts for approximately 75% of operating
 earnings over time

PRIMARY EARNINGS DRIVERS
♦ Cement Capacity Expansion Projects (millions of tons)
  FY07 Total Capacity                                                5.0
 s California expansion                                            1.0
 s Central Texas expansion                                     1.4
 s North Texas incremental production                      0.5
  Targeted Capacity                                                   7.9
♦ Margin Expansion
 ◊ Efficiency improvements
 ◊ All operations
♦ The timing for the projects and their related benefits have been deferred by the economic downturn
♦ TXI’s strategy remains intact

NORTH TEXAS CEMENT PLANT

QUARRY

CEMENT PLANT KILN

READY-MIX CONCRETE

CENTRAL TEXAS CEMENT PLANT

NEW CALIFORNIA CEMENT PLANT

STONE PLANT IN OKLAHOMA

LONG TERM DRIVERS OF CEMENT
DEMAND

PUBLIC WORKS - 50%

RESIDENTIAL - 25%

NON-RESIDENTIAL - 25%

FAVORABLE INDUSTRY STRUCTURE

FAVORABLE INDUSTRY STRUCTURE
♦U. S. cement consumption has historically exceeded
 domestic production capacity

U.S. CEMENT CONSUMPTION AND PRODUCTION
1995 - 2009
Source: U.S. Geological Survey 2009 Estimated

FAVORABLE INDUSTRY STRUCTURE
♦U. S. cement consumption has historically exceeded
 domestic production capacity
♦U.S. cement capacity and import terminals are largely owned or controlled by international producers
♦Significant barriers to entry exist for new cement capacity
♦Significant transportation costs lead to regional markets

TEXAS AND CALIFORNIA
ATTRACTIVE LONG-TERM MARKETS

TEXAS AND CALIFORNIA
ATTRACTIVE LONG-TERM MARKETS
♦ The two largest cement markets in the U.S.
♦ Account for almost 25% of cement consumption
♦ Receive the largest shares of federal transportation funding
♦ Favorable demographics
 ◊ Large populations
 ◊ Above average population growth rates

TEXAS CEMENT
CONSUMPTION AND CAPACITY

TEXAS CONSTRUCTION
RESIDENTIAL AND NON-RESIDENTIAL
Source: Dodge
0
50
100
150
200
250
0
20
40
60
80
100
120
140
160
180
200
Residential Construction M Starts Rt. Axis
Non-Residential Awards MM Sq. Ft. Lt. Axis

TEXAS CONSTRUCTION
NON-BUILDING AND HIGHWAY CONTRACT AWARDS
Source: Dodge
-
1
2
3
4
5
6
7
8
9
10
Non-Building ($Bn)
Street & Highway ($Bn)

CALIFORNIA CEMENT
CONSUMPTION AND CAPACITY

CALIFORNIA CONSTRUCTION
RESIDENTIAL AND NON-RESIDENTIAL
Source: Dodge
0
50
100
150
200
250
0
50
100
150
200
250
Residential Construction M Starts Rt. Axis
Non-Residential Awards MM Sq. Ft. Lt. Axis

CALIFORNIA CONSTRUCTION
NON-BUILDING AND HIGHWAY CONTRACT AWARDS
Source: Dodge
0
1
2
3
4
5
6
7
8
9
10
Non-Building ($Bn)
Street & Highway ($Bn)

TEXAS MARKET - 1980, 2000 AND 2020
Sources: U. S. Census Bureau, Portland Cement Association (PCA), USGS
(projected)

CALIFORNIA MARKET - 1980, 2000 AND 2020
Sources: U.S. Census Bureau, Portland Cement Association (PCA), USGS
(projected)

STRONG COMPETITIVE POSITION

STRONG COMPETITIVE POSITIONS
♦ Texas
 ◊ Accounts for approximately 80% of TXI sales
 ◊ TXI is the largest cement supplier in the state
 ◊ TXI is a low cost cement supplier
 ◊ Aggregate and ready mix operations are concentrated in Texas
 ◊ Largest expanded shale and clay supplier in Texas
♦ California
 ◊ Cement plant expansion makes TXI one of the largest competitors in southern California
 ◊ Expansion gives TXI low cost cement capacity

LOW COST OPERATIONS ARE KEY
Notes:
1 North Texas productivity from the dry kiln for the twelve months ended May 31, 2008
2 Old California productivity for the twelve months ended May 31, 2007
3 Expected California productivity for the new kiln at full capacity
4 Current Central Texas productivity for the twelve months ended May 31, 2008
5 Values reflect the expected combined operations of the current and new kilns at TXI’s Central Texas plant
6 U.S. and Canadian Labor - Energy Input Survey, Portland Cement Association
North
Texas
1
Old
California
2
New
California
3
Current
Texas
5
PCA
Comps
6
Labor Productivity
Tons per man hour
6.0
2.6
6.1
2.8
3.6
Energy Efficiency
Mmbtu / ton
3.2
5.0
3.7
2.6
3.3
Kwh / ton
118.6
164.6
115.0
124.6
136.0
High Productivity and Efficiency
2.5
Central
New Central
Current and
Texas
6.4
110.0
4
PCA
Best
6
5.8
2.0
115.0

CEMENT PLANT EXPANSIONS

CALIFORNIA CEMENT PLANT
MODERNIZATION AND EXPANSION
♦ Commissioned May 2008
♦ Added 2.3 million tons of state-of-the-art annual cement capacity
♦ Replaced 1.3 million tons of 50 year old production capacity
♦ Combined benefit of more capacity and significantly increased production efficiencies
 ◊ Compared to old plant
 ◊ Should be fully realized when California construction recovers

CENTRAL TEXAS CEMENT PLANT EXPANSION
♦ Enhances TXI’s market-leading position in Texas
♦ Adds 1.4 million tons of state-of-the-art cement
 capacity
♦ Existing .9 million ton cement facility will remain in
 operation
♦ Required permits and permissions are in place
♦ Completion of the project has been delayed due to
 market conditions

NORTH TEXAS CEMENT PLANT
INCREMENTAL PRODUCTION
♦ The plant’s current annual production capacity is 2.8 million tons
♦ We plan to increase production capacity on the dry kiln, built in 2001, by ..5 million tons annually
♦ The increased production will come from a series of projects to improve the kiln that was added in 2001
♦ Significant clinker production improvements have already been realized
♦ The incremental nature of the additional production should improve production efficiencies
♦ The project has been delayed due to market conditions
♦ We plan to complete this project when market conditions improve

CURRENT MARKET CONDITIONS

CURRENT ECONOMIC CONDITIONS
♦ Macroeconomic conditions continue to be challenging
♦ The Texas economy continues to be one of the better economies in the nation
♦ California economic activity continues to be weak
♦ Energy costs have been volatile in recent years
♦ Credit markets have begun to heal

INFRASTRUCTURE DEVELOPMENT
♦ The current federal stimulus program calls for approximately $27 - 30 billion to be invested in highways and bridges
♦ Total recent annual U.S. investment (all sources) in highways and bridges has approximated $75 billion
♦ Roadbuilding:
 ◊ Creates jobs
 ◊ Creates a foundation for further growth and development
♦ The federal government is motivated to put the money to work quickly
♦ Texas and California should receive stimulus funding for infrastructure projects of $2.25 billion and $2.6 billion, respectively
♦ Federal funding for other infrastructure investment will help
♦ Highway construction in Texas should be a positive looking forward

ACTIONS IN A CHALLENGING ENVIRONMENT
♦ State-of-the-art cement capacity is now in place in California
♦ Two small kilns (600,000 tons of production capacity) were idled in
 October 2008 at the North Texas cement plant
♦ The Crestmore, California grinding facility was idled December 2008
♦ We are managing production to demand for all products
♦ Non-expansion capital expenditures have been reduced
♦ Construction on the Central Texas cement expansion project has been suspended
♦ Capital in aggregate operations has been redeployed from South
 Louisiana to Central Texas
♦ We are focused on continuing to reduce costs
♦ Employment has been reduced by approximately 30% since December
 2007

FOCUS ON LIQUIDITY
♦ CASH BALANCE OF $57 MILLION AT NOVEMBER 30, 2009
♦ $200 MILLION BANK CREDIT LINE
 ◊ Matures August 2012
 ◊ Utilization at May 31, 2009 - $28 million of letters of credit
 ◊ Amended bank credit line June 2009 to an Asset Based Lending (ABL) structure to eliminate maintenance covenants unless borrowing availability under the borrowing base is less than $40 million
♦ $550 MILLION 7.25% NOTES
 ◊ Mature July 2013
 ◊ $300 million add-on financing was completed in August 2008
♦ CAPITAL EXPENDITURES WILL DECLINE DRAMATICALLY IN FY 2010
 ◊ Capital spending in FY2010 should range from $20 million to $30 million

EARNINGS POTENTIAL AND STRATEGY

EARNINGS POTENTIAL
	Shipments	Sales	Normalized Margin	Potential Operating Profit
	(Mill)	($Mill)		($Mill)
Cement (tons)	7.9	751	30%	225
Aggregates (tons)	25.0	200	20%	40
Ready-mix (yards)	4.5	405	9%	37
Other		130	20%	26
Combined Operating Profit				328
Corporate Expenses, Net				(30)
Depreciation				85
EBITDA				383
FY09 EBITDA				130

Note: Potential values assume a recovery in construction activity, cement consumption equal to or greater than cement capacity in Texas and California, normalized industry margins, and targeted production and expected performance from new cement operations.

TXI’S STRATEGY REMAINS INTACT
♦ Expand TXI’s most important business line - Cement
 ◊ All projects are at existing sites
 s They utilize infrastructure already in place
 s Growth is organic rather than through acquisitions
 ◊ All projects are in attractive long-term markets
 ◊ All projects should improve production efficiencies
 ◊ All projects should reduce per ton emissions
♦ Expand and improve efficiencies in TXI’s other business lines

ADDENDUM - RECONCILIATION
EBITDA TO NET INCOME

RECONCILIATION OF EBITDA TO NET INCOME
IN $ MILLIONS
                                                                                                                 FY 2009
EBITDA Reconciled
Net Income from Continuing Operations                                                  17
Plus (minus):
 Interest                                                                                                  33
 Income Taxes                                                                                     (13)
 Depreciation, Depletion & Amortization                                          68
 Plus Goodwill Impairment                                                                 (59)
EBITDA                                                                                                      130
EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization, plus the goodwill impairment
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements.
It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

TEXAS INDUSTRIES, INC.
INVESTOR PRESENTATION
DAVENPORT & COMPANY
INFRASTRUCTURE AND BASIC INDUSTRY CONFERENCE
MARCH 4, 2010